UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

 _______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 2, 2017

OrangeHook, Inc.

(Exact name of Registrant as Specified in its Charter)

Florida	000-54249	27-1230588
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

319 Barry Avenue South #300

Wayzata, Minnesota 55391

 (Address of Principal Executive Offices including Zip Code)

(442) 500-4665

 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 2, 2017, OrangeHook, Inc., a Florida corporation (the "Company"), entered into a Lender Agreement (the “Agreement”), with Richard Bernstein ("Bernstein"). Pursuant to the terms of the Agreement, Bernstein loaned the Company $300,000 with a maturity date of March 17, 2017. The loan under the Agreement accrues interests at a rate of 20 basis points per day until it is repaid; provided however that the loan will accrue a minimum of $9,000 in interest, even if the loan is repaid prior to the maturity date.

The terms of the Agreement also extended the maturity of a prior $300,000 loan that Bernstein had made to the Company pursuant to a Lender Agreement dated January 19, 2017 (the “January Agreement”). Payment of principal and interest under the January Agreement is now also due on March 17, 2017, and the amount due under the January Agreement will continue to accrue interest at a rate of 20 basis points per day. No other terms of the January Agreement were changed.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

As part of a periodic review of the corporate governance policies of the Company, the Company’s Board of Directors (the “Board”) approved and adopted a Code of Ethical Business Conduct for Senior Financial Officers on March 3, 2017, effective immediately.

The Code of Ethical Business Conduct for Senior Financial Officers implements certain compliance practices for the Chief Executive Officer, Chief Financial Officer and Corporate Controller (collectively, the “Senior Financial Officers”). The Senior Financial Officers will be subject to the Company’s general Code of Ethical Business Conduct and the Code of Ethical Business Conduct for Senior Financial Officers.

The description of the Code of Ethical Business Conduct for Senior Financial Officers contained in this report is qualified in its entirety by reference to the full text of such code, which is attached to this Current Report on Form 8-K as Exhibit 14.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

14.1	Code of Ethical Business Conduct for Senior Financials Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrangeHook, Inc.

Date: March 7, 2017	By:	/s/ James Mandel
James Mandel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

14.1	Code of Ethical Business Conduct for Senior Financials Officers

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